                                                                   EXHIBIT 10.22



                              AMENDMENT TO LEASE #1
                              ---------------------

         The LANDLORD, SANCTUARY OF BOCA, INC., and the TENANT, HIPPO, INC., hereby agree that the Lease for Suite 410 at Tower & Shoppes at Sanctuary, dated March 7, 1997 shall be amended as follows:

         1. The Tenant has been given three (3) additional Garage door openers for their exclusive use of parking three cars in the North Garage.

         2. Tenant acknowledges that the Security Deposit for the garage door openers will be returned only upon receipt of each garage door opener device.

         3. The Security Deposit for the Garage door openers is as follows:

                  Existing Security for five (5) openers:              $250.00
                  Additional security for three (3) openers:           $150.00
                                                                       -------
                  Total for 8 garage door openers:                     $400.00

         4. Except as provided herein, the Lease Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day indicated below:


WITNESSES:                                    LANDLORD:
                                                  SANCTUARY OF BOCA, INC.

                                              /S/ Liz Capia
----------------------                        ----------------------------
                                              By:   Owner Agent


----------------------                        Date:  8/1/97
                                                     ---------------------


                                              TENANT:
                                              HIPPO, INC.

                                              BY: /S/ Jim Dodrill
----------------------                            ------------------------
                                                  Mr. Jim Dodrill

                                              Title: President
----------------------                              ----------------------


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